SUPPLEMENT TO PROSPECTUS OF
                        EVERGREEN GROWTH AND INCOME FUNDS


I.       Evergreen Equity Income Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Equity Income Fund ("Equity Income") into Evergreen Income and Growth Fund ("Income and Growth"). If the shareholders of Equity Income approve the proposal, all of the assets of Equity Income will be transferred to Income and Growth and shareholders of Equity Income will receive shares of Income and Growth in exchange for their shares. Shareholders of Equity Income as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on July 21, 2000. Shareholders of Equity Income will be mailed information detailing the proposal on or about May 26, 2000.


                                                                    553691 4/00
April 3, 2000